Exhibit 99.2

MERCK & CO., INC.

OTHER FINANCIAL DISCLOSURES

FOURTH QUARTER

2008

EQUITY INCOME FROM AFFILIATES (millions of dollars)

	4Q `08	4Q `07	YTD 2008	YTD 2007
MERCK / SCHERING-PLOUGH	$378.1	$537.7	$1,536.3	$1,830.8
ASTRAZENECA LP	266.8	211.8	598.4	820.1
Other (1)	75.1	46.8	425.9	325.6

TOTAL	$720.0	$796.3	$2,560.6	$2,976.5

(1)	Primarily reflects results for Merial Limited, Sanofi Pasteur-MSD and Johnson & JohnsonºMerck Consumer Pharmaceuticals.

JOINT VENTURE SALES DETAIL (millions of dollars)

All sales reported here are end-market JV sales, presented on a “NET” basis.

Merial	4Q `08	4Q `07	YTD 2008	YTD 2007
FRONTLINE, other fipronil	$152.0	$167.2	$1,053.0	$1,033.3
BIOLOGICALS	208.8	202.1	789.7	674.9
IVOMEC, HEARTGARD, other avermectins	96.8	111.7	511.8	478.4
Other Animal Health	67.4	70.2	288.2	262.2

TOTAL MERIAL SALES	$525.0	$551.2	$2,642.7	$2,448.8

Sanofi Pasteur-MSD	4Q `08	4Q `07	YTD 2008	YTD 2007
GARDASIL	$171.2	$231.0	$865.3	$476.0
VIRAL VACCINES	24.4	21.8	105.1	86.8
HEPATITIS VACCINES	15.9	19.0	72.6	72.9
Other Vaccines	265.1	267.3	841.8	802.3

TOTAL SANOFI PASTEUR-MSD SALES	$476.6	$539.1	$1,884.8	$1,438.0

Merck / Schering-Plough Collaboration	4Q `08	4Q `07	YTD 2008	YTD 2007
VYTORIN	$549.5	$775.9	$2,360.0	$2,779.1
ZETIA	524.7	678.6	2,201.1	2,407.1

TOTAL MERCK / SCHERING-PLOUGH SALES	$1,074.2	$1,454.5	$4,561.1	$5,186.2

OTHER (INCOME) EXPENSE, NET (millions of dollars)

	4Q `08	4Q `07	YTD 2008	YTD 2007
INTEREST INCOME	$(147.2)	$(200.2)	$(631.4)	$(741.1)
INTEREST EXPENSE	56.7	87.1	251.3	384.3
EXCHANGE LOSSES (GAINS)	73.8	(14.5)	147.4	(54.3)
MINORITY INTERESTS	30.0	29.4	123.9	121.4
Other, net (1)	(10.1)	665.6	(2,085.4)	335.9

TOTAL	$3.2	$567.4	$(2,194.2)	$46.2

(1)

Other, net for full year 2008 primarily reflects a gain of $2.2 billion related to a distribution from AstraZeneca LP. Other, net for the fourth quarter and full year 2007 reflects a civil governmental investigations charge of $671.1 million.

MERCK & CO., INC.

OTHER FINANCIAL DISCLOSURES

FOURTH QUARTER

2008

NET PRODUCT SALES DETAIL (millions of dollars)

	4Q `08 vs. 4Q `07
PRODUCT	TOTAL % CHG	TOTAL $	U.S. % CHG	U.S. $	Foreign % CHG	Foreign $
COZAAR / HYZAAR	-1%	881	-3%	319	—	562
FOSAMAX	-60%	318	-85%	77	-12%	241
SINGULAIR	-3%	1,122	-11%	709	15%	413
Vaccines:
GARDASIL	-16%	286	-19%	216	-2%	69
ROTATEQ	9%	162	4	148	*	14
ZOSTAVAX	89%	162	89%	162	N/A	—
OTHER VIRAL VACCINES (1)	-10%	295	-11%	278	3%	17
HEPATITIS VACCINES (2)	-33%	40	-32%	33	-38%	7
OTHER VACCINES (3)	5%	132	8%	97	-2%	35
Other Reported Products:
ARCOXIA	-1%	83	N/A	—	-1%	83
CANCIDAS	4%	139	4%	21	4%	118
COSOPT / TRUSOPT	-27%	154	-62%	37	1%	117
CRIXIVAN / STOCRIN	-35%	52	-34%	3	-35%	49
EMEND	16%	71	23%	47	6%	24
INVANZ	29%	68	35%	38	21%	30
ISENTRESS	*	130	*	71	*	59
JANUVIA	64%	413	41%	323	*	89
JANUMET	*	120	*	99	*	20
MAXALT	12%	141	15%	97	7%	44
PRIMAXIN	-13%	169	-24%	39	-10%	130
PROPECIA	-4%	108	-5%	37	-3%	71
PROSCAR	-14%	72	-46%	2	-12%	69
TIMOPTIC / TIMOPTIC XE	-3%	31	-9%	2	-3%	29
VASOTEC / VASERETIC	-32%	85	N/A	—	-32%	85
ZOCOR	-34%	147	-80%	11	-19%	136
ZOLINZA	64%	5	62%	4	*	—

*	100% or over
N/A -	Not Applicable
(1) -	Includes ProQuad, M-M-R II and Varivax.
(2) -	Includes Recombivax and Vaqta
(3) -	Includes Pneumovax, Comvax and Pedvaxhib

TOTAL SALES: VOLUME, PRICE, EXCHANGE

	4Q `08	% CHG	VOL	PX	FX
TOTAL PHARMACEUTICAL SALES	$6,032	-3%	-4	1	-1

U.S. ($ MM)	3,396	-9%	-12	4	N/A
Foreign ($ MM)	2,636	5%	10	-3	-2

MERCK & CO., INC.

OTHER FINANCIAL DISCLOSURES

DECEMBER YEAR-TO-DATE

2008

NET PRODUCT SALES DETAIL (millions of dollars)

	DECEMBER YTD `08 vs. DECEMBER YTD `07
PRODUCT	TOTAL % CHG	TOTAL $	U.S. % CHG	U.S. $	Foreign % CHG	Foreign $
COZAAR / HYZAAR	6%	3,558	1%	1,247	9%	2,311
FOSAMAX	-49%	1,553	-75%	498	-1%	1,054
SINGULAIR	2%	4,337	-6%	2,825	19%	1,511
Vaccines:
GARDASIL	-5%	1,403	-13%	1,041	26%	362
ROTATEQ	27%	665	24%	618	83%	46
ZOSTAVAX	32%	312	32%	312	N/A	—
OTHER VIRAL VACCINES (1)	-6%	1,268	-8%	1,175	38%	94
HEPATITIS VACCINES (2)	-47%	148	-52%	112	-21%	36
OTHER VACCINES (3)	-13%	355	-32%	206	38%	149
Other Reported Products:
ARCOXIA	15%	377	N/A	—	15%	377
CANCIDAS	11%	596	-21%	100	21%	496
COSOPT / TRUSOPT	-1%	781	-17%	291	12%	491
CRIXIVAN / STOCRIN	-11%	275	-36%	13	-10%	262
EMEND	29%	264	24%	172	41%	92
INVANZ	39%	265	32%	138	48%	127
ISENTRESS	*	361	*	202	*	159
JANUVIA	*	1,397	79%	1,110	*	287
JANUMET	*	351	*	308	*	43
MAXALT	13%	529	13%	354	14%	175
PRIMAXIN	—	760	-22%	163	8%	598
PROPECIA	6%	429	-1%	151	10%	278
PROSCAR	-21%	324	-79%	12	-12%	311
TIMOPTIC / TIMOPTIC XE	2%	122	-10%	7	2%	115
VASOTEC / VASERETIC	-28%	357	N/A	—	-28%	357
ZOCOR	-25%	660	-59%	75	-16%	585
ZOLINZA	40%	15	34%	14	*	1

*	100% or over
N/A	- Not Applicable
(1)	- Includes ProQuad, M-M-R II and Varivax.
(2)	- Includes Recombivax and Vaqta
(3)	- Includes Pneumovax, Comvax and Pedvaxhib

TOTAL SALES: VOLUME, PRICE, EXCHANGE

	FY `08	% CHG	VOL	PX	FX
TOTAL PHARMACEUTICAL SALES	$23,850	-1%	-4	—	3

U.S. ($ MM)	13,370	-9%	-11	2	N/A
Foreign ($ MM)	10,480	10%	7	-4	7